SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  June 30, 1995



                             The Marcus Corporation
             (Exact name of registrant as specified in its charter)



                                    Wisconsin
                 (State or other jurisdiction of incorporation)



      1-12604                                       39-1139844
   (Commission File Number)                (IRS Employer Identification No.)



   250 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
   (Address of principal executive offices)         (Zip Code)



   Registrant's telephone number, including area code:  (414) 272-6020

   ITEM 2.   DISPOSITION OF ASSETS.

             Pursuant to an Asset Purchase Agreement, dated as of April 12, 1995, as amended, with Apple South, Inc., a Georgia corporation ("Buyer"), on June 30, 1995, The Marcus Corporation, a Wisconsin corporation through its subsidiaries (collectively, "Company"), completed the sale to Buyer of 18 of the Company's existing franchised Applebee's Neighborhood Grill & Bar restaurants, along with two Applebee's restaurants under construction, five Applebee's restaurants under development and the Company's development rights in the Chicago metropolitan area and a significant portion of Wisconsin, including Milwaukee, Madison, Green Bay, La Crosse, Eau Claire and Wausau ("Sold Assets"). The sale price for the Sold Assets was approximately $48.3 million in cash and was negotiated at arm's length between the Buyer and the Company. The 18 existing Applebee's restaurants sold had aggregate annualized sales of approximately $40 million or about $2.2 million per existing restaurant.

             The description in this Form 8-K of the terms and provisions of the Asset Purchase Agreement is a summary only and is qualified in its entirety by reference to the text thereof, which is attached as an exhibit to this Form 8-K and incorporated by reference herein.


   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

             b.   Pro Forma Financial Statements.


                             The Marcus Corporation
              Unaudited Pro Forma Consolidated Financial Statements
                              Basis of Presentation

   The pro forma consolidated statements of earnings for the year ended May 26, 1994, and for the thirty-six weeks ended February 2, 1995, present the operating results of The Marcus Corporation (the Company), excluding the operations of its' Applebee's restaurants, as if such operations had been disposed of at the beginning of the respective periods. The pro forma consolidated balance sheet has been prepared assuming the Applebee's restaurants disposition took place as of February 2, 1995.

   The unaudited pro forma consolidated statements of earnings, balance sheet and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto of the Company, incorporated by reference from the Company's Annual Report on Form 10-K for the audited fiscal year ended May 26, 1994, and the Company's Quarterly Report on Form 10-Q for the unaudited fiscal quarter ended February 2, 1995.

   The unaudited pro forma information is not necessarily indicative of the consolidated results of operations or consolidated financial position that would have resulted had the Applebee's restaurants disposition occurred as described above, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.

                           THE MARCUS CORPORATION
                      UNAUDITED PRO FORMA CONSOLIDATED
                           STATEMENT OF EARNINGS
                          Year Ended May 26, 1994
                 (in thousands, except for per share data)

                               Historical
                               Year Ended     Pro Forma
                               May 26,1994   Adjustments    Pro Forma
    Revenues:
      Rooms and telephone      $100,691                     $100,691
      Food and beverage          81,948      ($24,438)(B)     57,510
      Theatre operations         50,263                       50,263
      Other income               13,413         1,193(C)      14,606
                              ---------     ---------      ---------
    Total revenues              246,315       (23,245)       223,070

    Costs and expenses:
      Room and telephone         37,100                       37,100
      Food and beverage          64,241        (7,206)(B)     57,035
      Theatre operations         30,212                       30,212
      Administrative and
         selling                 36,056       (13,025)(B)     23,031
      Depreciation and
         amortization            20,385          (672)(B)     19,713
      Rent                        3,572          (725)(B)      2,847
      Property taxes              8,873          (347)(B)      8,526
      Other operating
         expenses                 4,291        (1,480)(B)      2,811
      Interest                    6,931        (1,020)(C)      5,911
                                -------     ---------      ---------
    Total costs and expenses    211,661       (24,475)       187,186

    Earnings before income
      taxes                      34,654         1,230         35,884
    Income taxes                 13,607           486(D)      14,093
                              ---------     ---------      ---------

    Net earnings                $21,047(1)       $744        $21,791
                                =======         =====        =======
    Net earnings per share        $1.60(1)                     $1.66
                                  =====                        =====
    Weighted average shares
      outstanding                13,107                       13,107
                                 ======                      =======
    See accompanying notes


    (1) Excludes cumulative effect of change in accounting for income taxes

                             THE MARCUS CORPORATION
                        UNAUDITED PRO FORMA CONSOLIDATED
                              STATEMENT OF EARNINGS
                     Thirty-Six Weeks Ended February 2, 1995
                    (in thousands, except for per share data)

                                     Historical
                                     Thirty-Six
                                     Weeks Ended
                                     February 2,     Pro Forma
                                        1995        Adjustments   Pro Forma
    Revenues:
      Rooms and telephone             $83,206                     $83,206
      Food and beverage                66,224     ($24,136)(B)     42,088
      Theatre operations               40,670                      40,670
      Other income                     11,945          826(C)      12,771
                                     --------      -------      ---------
    Total revenues                    202,045      (23,310)       178,735


    Costs and expenses:
      Room and telephone               30,804                      30,804
      Food and beverage                50,461       (7,161)(B)     43,300
      Theatre operations               24,497                      24,497
      Administrative and selling       28,049      (12,118)(B)     15,931
      Depreciation and
         amortization                  16,353         (616)(B)     15,737
      Rent                              4,101         (586)(B)      3,515
      Property taxes                    6,433         (329)(B)      6,104

      Other operating expenses          5,832       (1,560)(B)      4,272
      Interest                          6,379         (706)(C)      5,673
                                    ---------    ---------      ---------
    Total costs and expenses          172,909      (23,076)       149,833

    Earnings before income taxes       29,136         (234)        28,902

    Income taxes                       11,993          (92)(D)     11,901
                                     --------    ---------       --------
    Net earnings                      $17,143        ($142)       $17,001
                                      =======     ========        =======
    Net earnings per share              $1.31                       $1.29
                                         ====                      ======
    Weighted average shares
      outstanding                      13,132                      13,132
                                      =======                     =======


   See accompanying notes

                           THE MARCUS CORPORATION
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              February 2, 1995
                               (in thousands)

                                   Historical
                                   February 2,   Pro forma
                                      1995      Adjustments   Pro forma
    ASSETS
    Current Assets:
     Cash and cash equivalents      $9,506      $30,696(A)   $40,202
     Accounts and notes
       receivable                    7,149                     7,149
     Receivables from joint
       ventures                      6,485                     6,485
     Other current assets            3,996         (735)(A)    3,261
                                  --------      -------      -------
       Total current assets         27,136       29,961       57,097

    Property and equipment, net    354,799      (18,019)(A)  336,780
    Other assets                    10,171       (1,370)(A)    8,801
                                  --------     --------    ---------
                                  $392,106      $10,572     $402,678
                                  ========      =======     ========
    LIABILITIES AND
     SHAREHOLDERS' EQUITY
    Current liabilities:
     Notes payable                  $4,683                    $4,683
     Accounts payable               12,581                    12,581
     Income taxes                    4,771       10,866(A)    15,637
     Taxes other than income
       taxes                         7,707          (25)(A)    7,682
     Accrued compensation            2,886                     2,886
     Other accrued liabilities       8,999           89(A)     9,088
     Current maturities on
       long-term debt                4,546                     4,546
                                  --------     --------     --------
       Total current liabilities    46,173       10,930       57,103

    Long-term debt                 118,419      (17,000)(A)  101,419
    Deferred income taxes           16,840                    16,840
    Deferred compensation and
     other                           3,690                     3,690
                                 ---------    ---------     --------
       Total liabilities           185,122       (6,070)     179,052

    Shareholders' equity:
     Preferred stock, $1 par;
       authorized    1,000,000
       shares; none issued             ---                       ---
     Common stock, $1 par;
       authorized 30,000,000
       shares; issued
       7,521,968 shares              7,522                     7,522
     Class B common stock, $1
       par; authorized
       20,000,000 shares; issued
       6,069,352 shares              6,069                     6,069
     Capital in excess of par       44,746                    44,746
     Retained earnings             152,689       16,642(A)   169,331
                                  --------     --------    ---------
                                   211,026       16,642      227,668

     Less cost of treasury stock
       Common stock, 546,823
       shares                        4,042                     4,042
                                 ---------    ---------    ---------

       Total shareholders'
         equity                    206,984       16,642      223,626
                                 ---------   ----------   ----------
                                  $392,106      $10,572     $402,678
                                  ========      =======      =======
    See accompanying notes



                             The Marcus Corporation
                          Notes to Unaudited Pro Forma
                        Consolidated Financial Statements

   Note A   Pursuant to an Asset Purchase Agreement (the "Agreement"),
   effective June 30, 1995 the Company completed the sale of its Applebee's restaurants along with the Company's development rights for additional
   Applebee's restaurants.   The Company received approximately $48 million
   in cash proceeds pursuant to the Agreement, resulting in a gain on sale before tax effect of $27.5 million ($16.6 million gain after tax effect).

   The pro forma adjustment to cash and cash equivalents and long term debt reflects the assumption that the proceeds would have been used to pay down long term debt of $17 million, with the remaining proceeds maintained as cash and cash equivalents.

   The pro forma adjustment to the income tax liability reflects the tax liability relating to the gain on sale using a 39.5% effective rate.

   The pro forma adjustments to other current assets, property and equipment, other assets, taxes other than income taxes, and other accrued liabilities reflect the sale of certain assets or adjustment to certain liabilities related to the Company's Applebee's restaurants pursuant to the Agreement.


   Note B   The pro forma adjustment removes the direct revenues and direct operating expenses related to Company's Applebee's restaurant operations.


   Note C   The pro forma adjustment to interest expense reflects the
   decrease in interest expense resulting from the assumed use of sales proceeds to reduce long-term debt by $17 million. The long-term debt to be paid with the proceeds had an average interest rate of 6%.

   The increase in other income results from the assumed investment of the remaining sales proceeds in various short-term investments with average yields of 6%.

   Note D   The pro forma adjustment of income taxes reflects the income tax effect of the above adjustments assuming a 39.5% effective rate.

        c.   Exhibits.

             99.1* Asset Purchase Agreement, dated as of April 12, 1995.

             99.2 First Amendment to Asset Purchase Agreement, dated as of June 5, 1995.

   * The schedules and exhibits to the Asset Purchase Agreement are not being filed herewith because the Company believes that the information contained in such schedules and exhibits should not be considered material to an investment decision in the Company or such information is otherwise adequately disclosed in this Form 8-K. The Asset Purchase Agreement identifies internally the contents of all omitted schedules and exhibits. The Company agrees to furnish supplementally (but not to "file") a copy of any such schedule or exhibit to the Commission upon request.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date:    June 30, 1995                  THE MARCUS CORPORATION



                                           By:  /s/ Thomas F. Kissinger
                                               Thomas F. Kissinger
                                               Secretary and General Counsel

                                  EXHIBIT INDEX

                                                           Sequential
     Exhibit                                                  Page
     Number                   Description                    Number

      99.1*   Asset Purchase Agreement, dated as of
              April 12, 1995.
      99.2    First Amendment to Asset Purchase
              Agreement dated June 5, 1995.


   * The schedules and exhibits to the Asset Purchase Agreement are not being filed herewith because the Company believes that the information contained in such schedules and exhibits should not be considered material to an investment decision in the Company or such information is otherwise adequately disclosed in this Form 8-K. The Asset Purchase Agreement identifies internally the contents of all omitted schedules and exhibits. The Company agrees to furnish supplementally (but not to "file") a copy of any such schedule or exhibit to the Commission upon request.